Supplement dated August 6, 2021 to the following Prospectuses dated May 1, 2021:

•  MultiOption® Advantage Variable Annuity

•  MultiOption® Advisor Variable Annuity

•  MultiOption® Extra Variable Annuity

•  MultiOption® Guide Variable Annuity

•  MultiOption® Momentum Variable Annuity

This supplement should be read with the currently effective or last effective prospectus and statement of additional information, along with any other applicable supplements, for the above listed prospectuses.

Effective August 1, 2021, the SFT IvySM Growth Fund changed its name to the SFT Delaware IvySM Growth Fund and the SFT IvySM Small Cap Growth Fund changed its name to the SFT Delaware IvySM Small Cap Growth Fund. All references to the SFT IvySM Growth Fund and SFT IvySM Small Cap Growth Fund are hereby replaced with the SFT Delaware IvySM Growth Fund and SFT Delaware IvySM Small Cap Growth Fund, respectively.

Please retain this supplement for future reference.

F97000 08-2021